UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2018

BLACKHAWK NETWORK HOLDINGS, INC.

Delaware	001-35882	43-2099257
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 Stoneridge Mall Road
Pleasanton, CA, 94588
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (925) 226-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)
☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01	Other Events.

On March 7, 2018, on March 8, 2018, and on March 16, 2018, one individual complaint, two putative class action complaints, and one putative class action complaint, respectively, were filed in the United States District Court for the Northern District of California against Blackhawk Network Holdings, Inc. (the “Company”) and the members of the Company’s board of directors, alleging, among other things, that the defendants violated Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934, Rule 14a-9 promulgated thereunder and 15 U.S.C. Sections 78n(a) and 78t(a) by not disclosing certain allegedly material facts in the definitive proxy statement, dated March 2, 2018 (the “Proxy Statement”), which was filed with the U.S. Securities and Exchange Commission (“SEC”) and mailed on or about March 2, 2018 to stockholders of record as of the close of business on February 28, 2018 of the Company in connection with the previously announced definitive merger agreement pursuant to which Silver Lake and P2 Capital Partners have agreed to acquire the Company.

The following information, dated as of March 20, 2018, supplements, and should be read in conjunction with, the Proxy Statement.  Any defined terms used but not defined herein shall have the meanings set forth in the Proxy Statement.

The Company believes that no further disclosure is required to supplement the Proxy Statement under applicable law; however, to avoid the risk that the putative class actions may delay or otherwise adversely affect the consummation of the merger and to minimize the expense of defending such actions, the Company wishes to voluntarily make the supplemental disclosures related to the proposed merger set forth below.

Supplements to the Proxy Statement

Background of the Merger

The Proxy Statement is hereby amended and supplemented by adding the following sentence between the second and third sentences in the third full paragraph of the subsection entitled “Background of the Merger” on page 29 of the Proxy Statement:

The October indication of interest did not discuss retention of Blackhawk’s executive officers after the closing of the potential transaction.

The Proxy Statement is hereby amended and supplemented by adding the following sentence between the second and third sentences in the fifth full paragraph of the subsection entitled “Background of the Merger” on page 30 of the Proxy Statement:

The December indication of interest did not discuss retention of Blackhawk’s executive officers after the closing of the potential transaction.

The Proxy Statement is hereby amended and supplemented by adding the following paragraph between the first and second full paragraphs of the subsection entitled “Background of the Merger” on page 33 of the Proxy Statement:

Between October 18, 2017 when the Sponsors expressed interest in an acquisition of the Company and the execution of the merger agreement on January 15, 2018, there were no discussions between the Sponsors and the Blackhawk executive officers regarding any terms pursuant to which the Blackhawk executive officers might be retained after the closing of the potential transaction, and none of the Blackhawk executive officers entered into any agreements with respect to post-closing employment.

The Proxy Statement is hereby amended and supplemented by amending and restating the fourth full paragraph of the subsection entitled “Background of the Merger” on page 33 of the Proxy Statement as follows:

Shortly following the public announcement of the merger agreement, Party A contacted the Company to indicate that they were interested in engaging with the Company during the go-shop period. Party A executed a confidentiality agreement on January 17, 2018, which included a one-year standstill provision.  The confidentiality agreement also contains an exception to the standstill that permits Party A to make, amend or modify a confidential Acquisition Proposal (as defined in the merger agreement).  Party A subsequently received confidential information from the Company and held several meetings, telephonically and in-person, with members of the Company’s senior management as well as with the Company’s financial advisor. On February 3, Party A indicated that the Company had responded to its diligence requests and that it would be in touch if it had additional questions. Although Party A had the opportunity to do so, Party A did not contact the Company again, present a price at which it would be willing to acquire the Company, or make an acquisition proposal prior to the expiration of the go-shop period. Following the expiration of the go-shop period, the Company notified Party A that the go-shop period had expired and, therefore, the Company was formally terminating discussions, and Party A acknowledged this termination.

Opinion of Blackhawk’s Financial Advisor

The Proxy Statement is hereby amended and supplemented by adding the following paragraph and table after the first full table and corresponding footnotes of the subsection entitled “Comparable Company Analysis” on page 44 of the Proxy Statement:

The table below sets forth the data for each of the companies included in the Blackhawk Peer Group.

Blackhawk Peer Group Financial Metrics as of January 12, 2018

Company	Ticker	Market Capitalization ($MM)	Stock Price as % of 52-Week High	EV ($MM)	EV / 2017 Estimated EBITDA	EV / 2018 Estimated EBITDA	Price / 2017 Estimated Earnings	Price / 2018 Estimated Earnings
FleetCor Technologies, Inc.	FLT	$18,244	99.7%	$21,946	18.3x	16.2x	24.1x	20.8x
Global Payments Inc.	GPN	$16,433	96.9%	$20,671	17.8x	14.9x	25.8x	21.7x
First Data Corporation	FDC	$16,308	91.8%	$37,393	12.3x	11.4x	11.6x	11.5x
Alliance Data Systems Corporation	ADS	$15,269	99.3%	$35,426	17.7x	15.4x	15.3x	12.4x
Total System Services, Inc.	TSS	$15,075	99.3%	$17,635	14.8x	13.7x	24.6x	21.9x
Vantiv, Inc.	VNTV	$12,613	99.2%	$17,326	17.2x	9.1x	23.2x	21.4x
The Western Union Company	WU	$ 9,700	95.0%	$12,041	8.8x	8.8x	11.5x	11.5x
WEX Inc.	WEX	$ 6,213	98.7%	$ 8,399	17.2x	14.7x	27.0x	22.1x
Euronet Worldwide, Inc.	EEFT	$ 5,005	94.0%	$ 4,687	11.3x	9.7x	20.8x	17.8x
Green Dot Corporation	GDOT	$ 3,049	93.5%	$ 2,405	11.9x	10.1x	28.9x	23.8x
ACI Worldwide, Inc.	ACIW	$ 2,775	93.6%	$ 3,401	13.4x	12.5x	37.1x	36.6x
VeriFone Systems, Inc.	PAY	$ 2,062	85.4%	$ 2,790	9.7x	9.0x	14.1x	12.3x

Note: Market data as of market close on January 12, 2018.

The Proxy Statement is hereby amended and supplemented by adding the following paragraph and table after the first full table and corresponding footnotes of the subsection entitled “Analysis of Precedent Merger Transactions” on page 45 of the Proxy Statement:

The table below sets forth the data for each of the transactions included in the Precedent Transactions group.

Precedent Transactions Financial Metrics

Acquiror	Target	Date of Announcement	Deal Value ($MM)	EV / LTM EBITDA	EV / NTM EBITDA	Price / LTM Net Income	Price / NTM Net Income	One-Day Market Premium	One-Week Market Premium	One-Month Market Premium
Thales S.A.	Gemalto N.V.	12/17/17	6,802	11.9x	11.7x	NM	20.1x	8.9%	57.1%	58.2%
Hellman & Friedman LLC	Nets Holding A/S	09/26/17	6,716	19.0x	13.7x	NM	27.3x	8.5%	9.3%	7.3%
Vantiv, Inc.	Worldpay Group plc	08/09/17	11,992	19.7x	16.9x	45.9x	27.2x	(6.8)%	21.5%	22.2%
Blackstone Group; CVC Capital Partners	Paysafe Group Plc	08/04/17	4,286	15.1x	12.2x	24.5x	16.7x	8.9%	10.8%	14.5%
First Data Corp.	CardConnect Corp.	05/29/17	728	26.6x	14.6x	NM	NM	10.7%	7.9%	10.3%
Harland Clarke Holdings Corp.	RetailMeNot, Inc.	04/10/17	680	14.8x	8.0x	NM	20.4x	49.7%	45.9%	38.1%
Apollo Global Management LLC	Outerwall Inc.	07/25/16	1,376	3.5x	4.0x	6.9x	8.7x	10.9%	13.5%	19.8%
Mercury UK Holdco Ltd.	Setefi Services S.p.A. and Intesa Sanpaolo Card d.o.o	05/02/16	1,192	NA	NA	17.2x	NA	NA	NA	NA
Total System Services, Inc.	TransFirst Holdings Corp.	01/26/16	2,419	17.4x	NA	NM	NA	NA	NA	NA
Global Payments Inc.	Heartland Payment Systems, Inc.	12/15/15	4,449	21.8x	18.3x	NM	31.0x	21.2%	26.4%	34.2%
Diebold, Incorporated	Wincor Nixdorf AG	10/17/15	1,483	6.8x	6.5x	23.3x	12.4x	28.3%	29.5%	34.4%

Note: EBITDA multiples are listed as “NM” if they are negative or greater than 50.0x; Net Income multiples are listed as “NM” if they are negative or greater than 75.0x; “NA” refers to information that was not available.

The Proxy Statement is hereby amended and supplemented by amending and restating the first full paragraph of the subsection entitled “Discounted Cash Flow Analysis” on page 46 of the Proxy Statement as follows:

Sandler O’Neill performed an analysis that estimated the annual growth rates in Blackhawk’s estimated Adjusted EBITDA through 2021 required to generate a net present value per share of $45.25, applying a range of enterprise value / Adjusted EBITDA multiples from 10.0x to 14.0x and a discount rate of 11.27%, discounted back to January 1, 2018. Sandler O’Neill derived the range of enterprise value / Adjusted EBITDA multiples from the review of the enterprise value / EBITDA multiples for companies in the Blackhawk Peer Group and from the review of Blackhawk’s historical multiple of enterprise value / Adjusted EBITDA. Sandler O’Neill employed the Duff & Phelps 2017 Valuation Handbook in determining the appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium. The table below outlines the inputs and assumptions used to calculate the discount rate.  Sandler O’Neill assumed a range of $240 million to $250 million for Blackhawk’s 2018 estimated Adjusted EBITDA, as provided by senior management of Blackhawk.

The Proxy Statement is hereby amended and supplemented by adding the following table between the first full paragraph and the first table of the subsection entitled “Discounted Cash Flow Analysis” on page 46 of the Proxy Statement:

Risk Free Rate (as of January 12, 2018)	2.55%
Equity Risk Premium	5.86%
Size Premium	1.75%
Industry Premium	1.11%
Discount Rate	11.27%

The Proxy Statement is hereby amended and supplemented by adding the following sentence between the first and second sentences of the second full paragraph of the subsection entitled “Discounted Cash Flow Analysis” on page 46 of the Proxy Statement:

The range of Blackhawk’s compound annual growth rate of EBITDA from 2018 and 2021 was discussed with and confirmed by senior management of Blackhawk as a reasonable range of future EBITDA growth rate for Blackhawk.

Certain Blackhawk Unaudited Prospective Financial Information

The Proxy Statement is hereby amended and supplemented by adding the following sentence immediately prior to the last sentence of the third full paragraph of the subsection entitled “The Blackhawk Projections” on page 38 of the Proxy Statement:

The November Estimate Range included a revised estimated 2018 Adjusted EBITDA range.  It did not include revised estimates with respect to the other financial metrics included in the Initial Projections.

The Proxy Statement is hereby amended and supplemented by amending and restating the first sentence of the fourth full paragraph of the subsection entitled “The Blackhawk Projections” on page 38 of the Proxy Statement:

In December 2017, in connection with its annual internal planning processes, Blackhawk’s management prepared revised non-public, unaudited financial forecasts with respect to Blackhawk’s business, as a standalone company, for fiscal years 2017 and 2018, which are referred to as the “Preliminary 2018 Plan.”

The Proxy Statement is hereby amended and supplemented by adding the following sentence between the first and second sentences in the fifth full paragraph of the subsection entitled “The Blackhawk Projections” on page 38 of the Proxy Statement:

The Revised Projections included a revised 2017 Adjusted EBITDA estimate, estimated 2018 Adjusted EBITDA range and 2017 Adjusted Operating Revenues estimate.  The Revised Projections did not include revised estimates with respect to the other financial metrics included in the Initial Projections.

The Proxy Statement is hereby amended and supplemented by amending and restating the tables entitled “Summary of the Preliminary 2018 Plan” and “Summary of the Revised Projections” and the corresponding footnote of the subsection entitled “The Blackhawk Projections” on page 39 of the Proxy Statement as follows:

Summary of the Preliminary 2018 Plan
(dollars in millions except per share amounts)

	2017	E	2018	E
Adjusted EBITDA(1)	$233		$260
Adjusted Operating Revenues(2)	$965		$1,035
Adjusted Net Income(3)	$98		$115
Adjusted Earnings Per Share(4)	$1.68		$1.97

Summary of the Revised Projections
(dollars in millions)
	2017	E	2018	E
Adjusted EBITDA(1)	$228		$240 to $250
Adjusted Operating Revenues(2)	$967		NA	(5)

(1)
Adjusted EBITDA reflects EBITDA plus adjustments for the impact of business units held for sale, stock based compensation, acquisitions-related employee compensation expenses, revenue adjustments from purchase accounting, goodwill and other asset impairment charges, the change in the fair value of contingent consideration, the net gain on the transaction to transition Blackhawk’s program-managed GPR business to another program manager, the gain on the sale of Blackhawk’s member interest in Visa Europe and legal and accounting related costs incurred in conjunction with the sale of Grass Roots Meetings & Events Limited. This measure is different from measures determined in accordance with GAAP and may not be comparable to similar measures used by other companies.

(2)
Adjusted Operating Revenues are prepared and presented to offset the distribution commissions paid and other compensation paid to distribution partners and business clients as well as to adjust for marketing and other pass-through revenues that have offsetting expense, to adjust for the impact on revenues recognized from the step down in basis of deferred revenue from its carrying value to fair value in a business combination at the acquisition date and to adjust for the impact of business units held for sale. This measure is different from measures determined in accordance with GAAP and may not be comparable to similar measures used by other companies.

(3)
Adjusted Net Income reflects GAAP Net Income adjusted for the adjustments in respect of Adjusted EBITDA described in footnote (1) above as well as the addition of acquired intangibles on a tax-effected basis. This measure is different from measures determined in accordance with GAAP and may not be comparable to similar measures used by other companies.

(4)
Adjusted Earnings Per Share represents diluted earnings per share adjusted for the per share impact of the adjustments in respect of Adjusted Net Income described in footnote (3) above. This measure is different from measures determined in accordance with GAAP and may not be comparable to similar measures used by other companies.

(5)	The Revised Projections did not include a 2018 Adjusted Operating Revenues estimate.

Additional Information and Where to Find It

In connection with the proposed merger, the Company filed the Proxy Statement on Schedule 14A with the SEC on March 2, 2018. The Proxy Statement and a form of proxy were mailed to the Company’s stockholders on or about March 2, 2018. The Company also plans to file other relevant materials with the SEC regarding the proposed merger. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.blackhawknetwork.com. In addition, the documents (when available) may be obtained free of charge by directing a request to Patrick Cronin by email at patrick.cronin@bhnetwork.com or by calling (925) 226-9939.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2017 annual meeting of stockholders, which was filed with the SEC on April 20, 2017, and in other documents filed by the Company, including on behalf of such individuals, with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement.

Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain the Company’s stockholders’ approval of the transaction; the failure to obtain certain required regulatory approvals to the completion of the transaction or the failure to satisfy any of the other conditions to the completion of the transaction; the effect of the announcement of the transaction on the Company’s ability to retain and hire key personnel and maintain relationships with its partners, clients, customers, providers, advertisers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the merger; and other risks and uncertainties described in our reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 30, 2017 filed with the SEC on February 28, 2018 and other periodic reports the Company files with the SEC, which are available at www.sec.gov and the Company’s website at www.blackhawknetwork.com. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so other than as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLACKHAWK NETWORK HOLDINGS, INC.

By:	/s/ Kirsten E. Richesson
Name:	Kirsten E. Richesson
Title:	General Counsel and Secretary

Date:  March 20, 2018